UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 23, 2008

Able Energy, Inc.
(Exact name of registrant specified in charter)

Delaware	001-15035	22-3520840
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

198 Green Pond Road, Rockaway, NJ 07866
(Address of principal executive offices)  (Zip Code)

(973) 625-1012
Registrant’s Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

This Amendment No. 1 on Form 8-K/A to the Registrant’s previously filed Current Report on Form 8-K dated December 19, 2008 (the “Original Report”) is being filed to include, as Exhibit 99.1 hereto, a corrected version of the press release previously attached as Exhibit 99.1 to the Original Report.

Item 9.01  Financial Statements and Exhibits.

Exhibits

99.1	Press Release dated December 19, 2008.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Able Energy, Inc.

By: /s/ Gregory D. Frost
Name: Gregory D. Frost
Title: Chief Executive Officer
Dated: December 23, 2008

3